COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2016
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 18—COMMITMENTS AND CONTINGENCIES

Investigations and Litigation

We co-own interests in several entities (collectively “FloaTEC”) with Keppel Corporation (including its subsidiaries, “Keppel”).  We have conducted an internal investigation in connection with allegations by a former Petrobras employee that Keppel’s agent made improper payments to secure project awards from Petrobras on a number of Keppel affiliated projects in Brazil, including a FloaTEC project on which we were also a subcontractor.  Keppel’s agent subsequently entered into a plea arrangement with the Brazilian authorities and admitted to having made improper payments on behalf of Keppel to former Petrobras employees on projects unrelated to FloaTEC.  We voluntarily contacted the U.S. Department of Justice (“DOJ”) to advise it of the preliminary results of our internal investigation, which identified no evidence to indicate any improper payments were made by us or FloaTEC or that any of our or FloaTEC’s employees authorized, had knowledge of, or direction or control over, any such payments.  We have responded to the DOJ’s requests for additional information.   If in the future, the DOJ determines that violations of applicable law have occurred involving us, we could be subject to civil or criminal sanctions, including monetary penalties, which could be material.   However, based on the preliminary results of our investigation, we do not expect this matter to have a material adverse effect on us or our operations.

Additionally, due to the nature of our business, we and our affiliates are, from time to time, involved in litigation or subject to disputes or claims related to our business activities, including, among other things:

•	performance or warranty-related matters under our customer and supplier contracts and other business arrangements; and
•	workers’ compensation claims, Jones Act claims, occupational hazard claims, including asbestos-exposure claims, premises liability claims and other claims.

Based upon our prior experience, we do not expect that any of these other litigation proceedings, disputes and claims will have a material adverse effect on our consolidated financial condition, results of operations or cash flows; however, because of the inherent uncertainty of litigation and other dispute resolution proceedings and, in some cases, the availability and amount of potentially applicable insurance, we can provide no assurance that the resolution of any particular claim or proceeding to which we are a party will not have a material effect on our consolidated financial condition, results of operations or cash flows for the fiscal period in which that resolution occurs.

Environmental Matters

We have been identified as a potentially responsible party at various cleanup sites under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (“CERCLA”). CERCLA and other environmental laws can impose liability for the entire cost of cleanup on any of the potentially responsible parties, regardless of fault or the lawfulness of the original conduct. Generally, however, where there are multiple responsible parties, a final allocation of costs is made based on the amount and type of wastes disposed of by each party and the number of financially viable parties, although this may not be the case with respect to any particular site. We have not been determined to be a major contributor of wastes to any of these sites. On the basis of our relative contribution of waste to each site, we expect our share of the ultimate liability for the various sites will not have a material adverse effect on our consolidated financial condition, results of operations or cash flows in any given year.

In 2013, we established a $6 million environmental reserve in connection with our plan to discontinue the utilization of our Morgan City fabrication facility.  For this site, up to June 30, 2016, we incurred approximately $4 million. During the second quarter of 2016 we received a notice from the State of Louisiana stating that our environmental remediation obligations related to the closure of our Morgan City fabrication facility had been fulfilled.  Pursuant to the notice received from the State of Louisiana, as well as our internal assessment, we believe no environmental remediation liability exists with respect to the Morgan City site.  As a result, during 2016, we reversed $1 million of environmental remediation obligation accrual.

Contracts Containing Liquidated Damages Provisions

Some of our contracts contain provisions that require us to pay liquidated damages if we are responsible for the failure to meet specified contractual milestone dates and the applicable customer asserts a claim under those provisions. Those contracts define the conditions under which our customers may make claims against us for liquidated damages. In many cases in which we have historically had potential exposure for liquidated damages, such damages ultimately were not asserted by our customers. As of December 31, 2016, we had approximately $16 million of potential liquidated damages exposure, however the amount of liability recorded in our Consolidated Financial Statements is under $1 million. We believe we will be successful in obtaining schedule extensions or other customer-agreed changes that should resolve the potential for unaccrued liquidated damages. Accordingly, we believe that no amounts for these potential liquidated damages are probable of being paid by us. However, we may not achieve relief on some or all of the issues involved and, as a result, could be subject to higher damage amounts.

Operating Leases

Future minimum payments required under operating leases that have initial or remaining non-cancellable lease terms in excess of one year at December 31, 2016 are as follows (in thousands):

Fiscal Year Ending December 31,	Amount
2017	$27,864
2018	23,185
2019	19,076
2020	19,208
2021	14,425
Thereafter	122,922

Total rental expense in 2016, 2015 and 2014 was $36 million, $40 million and $107 million, respectively. These expense amounts include contingent rentals and are net of sublease income, neither of which is material.